Exhibit 10.7

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE SOLD UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (II) RECEIPT BY THE BORROWER OF AN OPINION OF COUNSEL OF THE HOLDER OR THE BORROWER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED SALE, ASSIGNMENT AND/OR OTHER TRANSFER OF THIS NOTE. THIS LEGEND SHALL BE INCLUDED ON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE. NOTWITHSTANDING ANYTHING TO THE CONTRARY PROVIDED HEREIN OR ELSEWHERE, THIS NOTE AND/OR ANY RIGHTS OF THE HOLDER HEREUNDER MAY BE TRANSFERRED IN ACCORDANCE WITH AND PURSUANT TO THE TERMS SET FORTH IN THIS NOTE AND/OR THE LOAN AGREEMENT.

AMENDED AND RESTATED

12% SENIOR SECURED CONVERTIBLE NOTE NO. 2

Aggregate Principal Amount Note: $1,500,000	Original Issue Date: December 24, 2014

Note No.: GPB-2

FOR VALUE RECEIVED, the Undersigned, INTERCLOUD SYSTEMS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of GPB LIFE SCIENCE HOLDINGS, LLC, (“GPB”) and/or any of its successors, and/or assignees (a “Holder”), at the office of GPB located at 535 West 24th Street, 4th Floor, New York, NY 10011, New York, New York, or at such other place as any Holder may from time to time designate to Borrower in writing, all aggregate principal amount, premium payments, Cash Interest, Additional Interest and all other amounts due and owing to the Holder pursuant to the Bridge Financing Agreement by and among GPB and Borrower dated as of December 3, 2014 (as amended, restated, supplemented or modified from time to time, including, but not limited to, pursuant to Amendment No. 1 dated May 14, 2015 between GPB and the Borrower, collectively, the “Loan Agreement”), on the dates, at the rates and in the amounts provided in the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

This Amended and Restated 12% Senior Secured Convertible Note No.2 (this “Note”) was issued pursuant to  Section 2.13 of the Loan Agreement and executed, delivered and subject to the terms of the Loan Agreement, and is convertible into Conversion Shares as provided in the Loan Agreement subject to certain limitations on conversions of this Note as provided in Section 3 of the Loan Agreement. To convert any Conversion Amount into Conversion Shares, among other requirements as provided in the Loan Agreement, a Holder shall duly complete and duly execute the Notice of Conversion annexed hereto as Exhibit I and thereafter follow the instructions as provided in the Loan Agreement.

Except as otherwise provided in the Loan Agreement, this Note shall mature and be due and payable on the Loan Maturity Date or earlier as provided in the Loan Agreement.

This Note is subject to Optional Prepayment, in whole but not in part, on the terms and conditions set forth in the Loan Agreement.

1

This Note is secured, inter alia, by the Liens, the security interests, and Collateral granted and provided pursuant and on the terms and conditions set forth in the Loan Agreement. Notwithstanding any provision to the contrary contained herein or elsewhere to the contrary, this Note is entitled to all the direct and indirect rights, benefits, remedies, covenants, agreements and related items contained and/or referenced in the Loan Agreement and the other Documents, all of which are expressly incorporated by reference herein.

Reference to the Loan Agreement and the other Documents shall in no way impair the absolute and unconditional obligation of the Borrower to (i) pay all aggregate principal amount, premiums, Cash Interest, Additional Interest and all other amounts owed to the Holder pursuant to the Loan Agreement and the other Documents, and (ii) perform all of its other obligations hereunder as provided herein, in the Loan Agreement and/or in any of the other Documents.

Upon the occurrence of an Event of Default, the Holder shall have the rights and remedies as provided in the Loan Agreement.

The terms of this Note are subject to amendment only by the express written consent of the Holder and the Borrower.

ANY CONFLICT BETWEEN ANY TERMS OF THIS NOTE AND THE LOAN AGREEMENT SHALL BE RESOLVED BY REFERENCE TO THE DOCUMENT SO CHOSEN BY THE HOLDER.

This Note shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Note shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

All payments due in respect of this Note shall be made in lawful money of the United States of America in immediately available funds as provided in the Loan Agreement.

2

The Borrower expressly waives any presentment, demand, protest, notice of protest, notice of any kind and/or any other similar items except as otherwise expressly provided in the Loan Agreement.

Whenever any payment on this Note shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of Cash Interest and/or Additional Interest.

Subject to compliance with applicable securities laws, this Note and/or any rights provided to the Holder herein may be transferred and/or assigned, at any time and from time to time, in whole or in part, by the Holder. Neither this Note, Amendment No. 1, the Loan Agreement, any other Documents, the Loan, any Liabilities and/or any obligations of the Borrower to the Holder may be directly and/or indirectly assigned by the Borrower (except to a successor in the event of a Major Transaction solely to the extent provided in the Loan Agreement). This Note and all rights and obligations hereof shall be binding on and inure to the benefit of the parties hereto and their respective and permitted successors and assigns. Subject to the preceding sentence, nothing in this Note shall be construed to give to any Person other than the Borrower and the Holder any legal or equitable right, remedy or cause of action under this Note. Any attempted assignment in violation the terms of this Note shall be null and void. Notwithstanding any assignment of all or a portion of this Note and/or the Loan, GPB, for all purposes relating to dealings with the Collateral and the Blocked Account, shall remain the Lender in the Loan Agreement.

[Signature page follows]

3

IN WITNESS WHEREOF, this Amended and Restated Note No. 2 has been executed and delivered as of the date first written above.

INTERCLOUD SYSTEMS, INC.

By:	/s/ Daniel Sullivan
Name:	Daniel Sullivan
Title:	Chief Accounting Officer

Signature Page to Amended and Restated 12% Senior Secured Convertible Note No. 2

Exhibit I

NOTICE OF CONVERSION

The undersigned hereby elects to convert $________________ of the principal amount of the Note (defined below) into Shares of Common Stock of INTERCLOUD SYSTEMS, INC., a Delaware corporation (the “Company”) according to the conditions of the Amended And Restated 12% Senior Secured Convertible Note No. 2 of the Company, Original Issue Date: December 24, 2015 (the “Note”). No fee will be charged to the Holder or Holder’s Custodian for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

☐	The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DWAC Transfer”).

Name of DTC Prime Broker: ___________________________________________

Account Number: ____________________________________________________

☐	The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) specified immediately below:

_______________________________________

Date of Conversion:

Conversion Price:

Shares to Be Delivered:

Remaining Principal Balance Due After This Conversion:

Signature

Print Name: